EXHIBIT 10.5


                                   ESCROW AGREEMENT
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                    THIS ESCROW AGREEMENT is made and entered into this ___

          day of November,  1997, by and  between MEDLEY CREDIT  ACCEPTANCE

          CORP.,  a   Delaware  corporation  (hereinafter  referred  to  as

          "Company"),   MEDLEY   GROUP,   INC.,  a   Delaware   Corporation

          (hereinafter  referred   to  as   "Group")  and   TURNBERRY  BANK

          (hereinafter referred to as "Escrow Agent").

                                      WITNESSETH

                    WHEREAS, the Company has filed a registration statement

          with the Securities and Exchange Commission for a public offering

          ("Public Offering"),  of a  minimum of  One  Million Two  Hundred

          Thousand (1,200,000) shares  of common stock  at $5.50 per  share and  redeemable warrants to purchase a minimum of One Million Two

          Hundred Thousand (1,200,000)  shares of common stock  at $.15 per warrant  on a  best  efforts, all  or  none basis  (the  "Minimum

          Offering")  and a  maximum of  One Million  Six Hundred  Thousand

          (1,600,000)  shares of common stock and  warrants to purchase One

          Million Six  Hundred Thousand (1,600,000) shares  of common stock on a best effort basis (the "Maximum Offering"), and

                    WHEREAS, to close on  the Minimum Offering and disburse

          the  escrowed funds, the Escrow Agent must receive the sum of Six

          Million Seven  Hundred  Eighty Thousand  Dollars  ($6,780,000.00)

          from the sale of shares and warrants in cash, and

                    WHEREAS, the  ownership of the shares  of Common Shares

          to be sold in the Minimum Offering are owned as follows:

                         (1)  Company   1,000,000

                         (2)  Group       200,000

          and,

                    WHEREAS,  as  a condition  to  closing  on the  Minimum

          Offering,  Group has  agreed on  behalf of  Medley Refrigeration,

          Inc.,  Group's majority  owned subsidiary,  to remit  directly to

          Company the proceeds from  the sale of Group's 200,000  shares of common stock in  the Minimum Offering ($990,000) for  the express purpose  of satisfying  in  their entirety  all receivables  then outstanding from Medley Refrigeration, Inc., to the Company, and

                    WHEREAS, pending the sale  of the Minimum Offering, the

          proceeds of the sale are required to be held in escrow so that in the event by December 31, 1997, the Minimum Offering is not sold,

          all  monies received will be refunded to the subscribers in full,

          and

                    WHEREAS, provided  the funds from the  Minimum Offering

          in the sum of  Six Million Seven Hundred Eighty  Thousand Dollars

          ($6,780,000.00) have  been received by the  Escrow Agent, timely,

          the Escrow  Agent will  be  responsible for  paying the  proceeds received as required by this Agreement, and

                    WHEREAS, the Company, Group  and Escrow Agent desire to

          memorialize their agreement concerning  the escrow into a written instrument.

                    NOW,   THEREFORE,  in   consideration  of   the  mutual

          covenants  and agreements contained herein and for other good and valuable consideration, the parties agree as follows:

                    1.   RECITALS.  The above and foregoing recitals are true
                         --------
            and correct and are incorporated herein.


                    2.   ESCROW. The Escrow Agentagrees to accept all funds
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           delivered  to  it  derived from  the  sale  of  common stock  and redeemable  warrants arising  from  the Minimum  Offering of  the

          Company and to hold and disburse said funds in furtherance of the

          terms of this agreement.   The Escrow Agent shall  acknowledge to

          the each  other the receipt of  all funds on Friday  of each week during the term of this escrow.


                    3.   REQUIREMENTS FOR DISBURSEMENT OF ESCROWED FUNDS:
                         -----------------------------------------------
           The Escrow Agent shall  disburse and pay over  all funds held  in escrow upon the satisfaction of the following conditions:

                         a.   Escrow Agent shall have received  Six Million

          Seven Hundred Eighty Thousand Dollars ($6,780,000.00) in cash.

                    In the event the foregoing requirement is not satisfied

          by December 31, 1997, all monies received by Escrow Agent will be refunded  and  returned  to  the subscribers  in  full  within  a reasonable time.


                    4.   INTEREST ON ESCROWED FUNDS:  All interest accruing
                         --------------------------
           on  the escrowed funds from  the date of  deposit to disbursement shall belong to the Company.


                    5.   DISBURSEMENT OF ESCROWED FUNDS:  Provided the
                         ------------------------------
           requirement  for disbursement set  forth in Section  3 above have been satisfied, Escrow Agent shall disburse the escrowed funds as directed  by a  Letter of Authorization  signed by  the Company's

          Board of Directors.


                    6.   CLOSING DATE:  Provided the Minimum Offering has
                         ------------
           been sold, the closing of this Escrow and the disbursement of the escrowed funds shall  take place  within 48 hours  of the  Escrow

          Agents' receipt of the Company's Letter of Authorization.


                    7.  INVESTMENTS:  Funds held in escrow under this Escrow
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           Agreement  shall  be  invested  in  short  term  U.S.  Government

          Securities, money market funds or  such other similar short term,

          highly   liquid  investments  as   authorized  by   the  Company.

          Investment  income  derived on  the  funds held  in  escrow shall

          accrue  and  be  deposited  into  a  separate   escrow  fund  for

          accounting purposes.


                    8.   ESCROW AGENT'S RIGHT TO RELY:  DUTIES:  All funds
                         ----------------------------
           deposited with  the Escrow  Agent shall  be accepted,  subject to clearance.  The Escrow Agent may act in reliance upon any writing or  instrument or  signature which  it, in  its sole  discretion,

          believes to be genuine;  may assume the validity and  accuracy of any  statements  or  assertions  contained  in  such  writing  or instrument; and may assume that any person purporting to give any writing,  notice,  advice,  or  instruction  in  connection  with provisions hereof, has been duly authorized to do so.  The Escrow

          Agent shall not be liable to  any party to this Escrow Agreement,

          or  to any  other  individual or  entity  in any  manner for  the sufficiency or correctness  as to form,  manner of execution,  or validity of any written  instructions delivered to it, nor  as to the identity,  authority, or rights  of any person  executing the same.  The Escrow Agent undertakes to perform only such duties as are  expressly  set  forth  herein,  and  no  implied  duties  or obligations  shall be read into  this Escrow Agreement as against the Escrow Agent.


                    9.   INDEMNIFICATION.  The Escrow Agent may consult with
                         ---------------
            counsel  of its  own  choice and  shall  have full  and  complete authorization and protection for any action taken or suffered  by it hereunder in good faith and in accordance with the opinion  of such counsel.  The Escrow Agent shall otherwise not be liable for any mistakes of  fact or error  of judgment, or  for any acts  or omissions  of any kind unless caused by its willful misconduct or gross negligence and the Company and Group agree to indemnify and hold harmless the Escrow  Agent from any claims,  demands, causes of action, liabilities, damages  or judgments, including the cost of defending any action against  it, together with any reasonable

          attorney's  fees  of  any  nature  (including   appeal)  incurred

          therewith in connection with Escrow Agent's undertakings pursuant to  the terms and conditions of the Escrow Agreement, unless such act or omission is  a result of  the willful misconduct or  gross negligence of the Escrow Agent.


                    10.  INTERPLEADER:  If disagreement arises about the
                         ------------
            interpretation  of this Escrow Agreement, or about the rights and obligations or  the propriety of  any action contemplated  by the

          Escrow Agent hereunder, Escrow Agent may, at its sole discretion,

          file an action in interpleader  to resolve the said disagreement.

          The Escrow shall be indemnified by the Company and Group  for all

          costs,  including  reasonable  attorneys'   fees  of  any  nature

          (including appeal) in connection with  any aforesaid interpleader

          action  and   the  Escrow  Agent  shall  be  fully  protected  in

          suspending  all or  a part  of its  activities under  this Escrow

          Agreement until a final judgment in the interpleader action shall have been rendered by the appropriate judicial body.


                    11.  COMPENSATION:  The Escrow Agent shall receive
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            compensation  in accordance  with its  schedule of  fees attached hereto as "Exhibit  A" and  incorporated herein as  part of  this

          Escrow Agreement.  The fee schedule may be modified from time  to time, provided however, that all parties hereto shall be given 30 days' notice prior to the effective date of any fee increase.


                    12.  RESIGNATION:  The Escrow Agent may resign at any
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            time for any reason upon the giving of 30 days' written notice to

          the Company.   If a notice  of appointment of  a successor Escrow

          Agent is not  delivered to the Escrow Agent within  30 days after notice of resignation, the Escrow Agent may petition any court of competent jurisdiction  (the "Court") to name  a successor Escrow

          Agent, and the Escrow Agent herein shall be fully relieved of all liability to any and all parties upon the transfer of all cash or property in  its  possession under  the Escrow  Agreement to  the

          Successor  Escrow Agent  either  designated or  appointed by  the

          Court.


                    13.  GOVERNING LAW: This Escrow Agent shall be construed
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            and enforced according to the laws of the State of Florida.


                    14.  ENTIRE AGREEMENT:  This Escrow Agreement represents
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            the entire agreement between Turnberry Bank, as Escrow Agent, and all other parties to  this Escrow Agreement, with respect  to the subject  matter of  this Escrow  Agreement, and shall  be binding upon the parties, their respective successions and assigns.


                    15.  COUNTERPARTS:  This Agreement may be executed
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            through  the use of separate signature pages  or in any number of counterparts,  and  each  of  such counterparts  shall,  for  all purposes, constitute  one agreement  binding on all  the parties,

          notwithstanding that all  parties are not signatories to the same counterpart.


                    16.  NOTICES:  Any notices and communication required or
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             permitted hereunder shall be sufficiently given if sent by first-

          class mail, postage prepaid, addressed as follows:

                         (a)  If to Company, addressed to:

                              MEDLEY CREDIT ACCEPTANCE CORP.
                              Attn: Robert D. Press, President
                              1100 Ponce de Leon Blvd.
                              Coral Gables, Florida 33134

                              with a copy to:

                              MAYNARD J. HELLMAN, ESQ.
                              HELLMAN & MAAS
                              1100 Ponce de Leon Blvd.
                              Coral Gables, Florida 33134

                         (b)  If to the Escrow Agent, addressed to:

                              Turnberry Bank
                              Attention: Russell Rice
                              20295 N.E. 29 Place
                              Aventura, Florida 33180

                         (c)  If to GROUP, addressed to:

                              Medley Group, Inc.
                              Attn: Robert D. Press, President
                              1100 Ponce de Leon Blvd.
                              Coral Gables, Florida 33134


                    IN WITNESS WHEREOF,  the parties hereto  have hereunder

          set their  hands and seals  as of  the day and  year first  above written.

                                             COMPANY:

                                             MEDLEY CREDIT ACCEPTANCE CORP.

                                             BY:  /s/ Robert D. Press
                                                --------------------------
                                                ROBERT D. PRESS, PRESIDENT



                                             GROUP:

                                             MEDLEY GROUP, INC.

                                             BY:  /s/ Robert D. Press
                                                --------------------------
                                                ROBERT D. PRESS, PRESIDENT



                                             ESCROW AGENT:

                                             TURNBERRY BANK

                                             BY:  /s/ Russell Rice
                                                --------------------------
                                                RUSSELL RICE, PRESIDENT